UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

Sensei Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39980	83-1863385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Research Blvd, Suite 125
Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 243-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SNSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 22, 2026, Sensei Biotherapeutics, Inc. (the “Company”) announced an update regarding the expected reconstitution of the board of directors of the Company (the “Board”) in connection with the Company’s 2026 Annual Meeting of Stockholders to be held on June 10, 2026 (the “Annual Meeting”), as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2026 (the “Definitive Proxy Statement”).

Due to personal reasons, Karen Vousden, Ph.D. has requested that her appointment to the Board be delayed until later in 2026. The Board intends to consider appointing Dr. Vousden in the third or fourth quarter of 2026. If the Required Company Stockholder Matters (as defined in the Definitive Proxy Statement) are approved at the Annual Meeting, the Board intends to appoint Bob Holmen as chair of the Nominating and Corporate Governance Committee, effective June 12, 2026, when the other board appointments described in the Definitive Proxy Statement would become effective. The Board has also approved a Board size of five directors as of that date.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding: (i) the expected reconstitution of the Board if the Required Company Stockholder Matters are approved; (ii) the anticipated timing and effectiveness of Board appointments, including the appointment of Bob Holmen as chair of the Nominating and Corporate Governance Committee; (iii) the Board’s intention to consider the appointment of Karen Vousden, Ph.D. in the third or fourth quarter of 2026; and (iv) the anticipated size of the Board. These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. Factors that could cause or contribute to such differences include, but are not limited to: (i) the receipt of stockholder approval of the Required Company Stockholder Matters; (ii) changes in the expected timing or composition of the reconstituted Board; and (iii) other risks and uncertainties described in the Company’s filings with the SEC, including the Definitive Proxy Statement. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sensei Biotherapeutics, Inc.

Date: May 22, 2026	/s/ Christopher W. Gerry
Christopher W. Gerry
President and General Counsel